                                                                   Exhibit 10.18



                                November 9, 2001

Spiegel, Inc.
3500 Lacey Road
Downers Grove, Illinois 60515
Attn: John R. Steele

         Re:  Waiver
              ------

Ladies and Gentlemen:

         Please refer to the Second Amended and Restated Revolving Credit Agreement, dated as of June 30, 2000, as amended (the "Second Amended Credit
                                                       ---------------------
Agreement"), and the 364-Day Revolving Credit Agreement, dated as of June 30,
---------
2000, as amended (the "364-Day Credit Agreement" and together with the Second
                       ------------------------
Amended Credit Agreement, individually a "Credit Agreement" and, collectively,
                                          ----------------
the "Credit Agreements"), each among Spiegel, Inc. (the "Borrower"), various
     -----------------                              -------------
financial institutions as the Lenders, the Arrangers, the Syndication Agent and Deutsche Bank AG, New York Branch, as the Administrative Agent. Capitalized terms used but not otherwise defined herein have the respective meanings assigned thereto in the Credit Agreements.

         At the Borrower's request, the Required Lenders under each Credit Agreement hereby waive: (a) any failure by the Borrower to comply with Section 7.2.6(c) of the Credit Agreements (minimum Fixed Charge Coverage Ratio) for the Fiscal Quarters ended December 29, 2001 and March 30, 2002 and (b) any failure by the Borrower to comply with Section 7.2.6(d) of the Credit Agreements (maximum Debt to EBITDAR Ratio) as of the last day of the 2001 Fiscal Year; provided, that such waivers shall be in effect from the date hereof through June
--------
15, 2002 (such period being the "Waiver Period"). Upon the expiration of the
                                 -------------
Waiver Period, unless extended, if the Borrower were not in compliance with each of the foregoing covenants as of the end of each of the foregoing covenant periods, it shall constitute an Event of Default.

         In consideration of the foregoing waivers during the Waiver Period, the Borrower agrees with the Agent and the Required Lenders that:

              (a) The Borrower shall not be permitted to declare or make any Restricted Payment until it is once again in compliance with all the financial covenants of Section 7.2.6 (including Section 7.2.6(c) and without regard to any waiver thereof provided for in this Waiver Letter) on and after March 31, 2002 and it is otherwise in compliance with Section 7.2.8 of the Credit Agreements.

              (b) Otto Versand (GmbH & Co) shall provide up to a $100,000,000 loan (the "Loan") to the Borrower (as more fully described
                                 ----
         in the letter agreement dated of even

Spiegel, Inc.
November 9, 2001
Page 2



         date herewith); the Borrower agrees that any interest on the Loan may accrue, but shall not be paid, during the Waiver Period.

                  (c) The Borrower agrees to pay to the Administrative Agent for the account of each consenting Lender a waiver fee equal to 0.25% of the amount of such Lender's Commitment under each Credit Agreement concurrently with the effectiveness hereof.

                  (d) The Borrower will not, and will not permit any Subsidiary to, make any Permitted Acquisition without the prior written consent of the Required Lenders under each Credit Agreement.

         This Waiver Letter is limited to the matters specifically set forth herein and shall not be deemed to constitute a waiver or consent with respect to any other matter whatsoever. The Administrative Agent and the Lenders hereby reserve all of their rights, powers and remedies under the Credit Agreements and applicable law.

         This Waiver Letter may be executed in counterparts and by the parties hereto on separate counterparts. This Waiver Letter shall become effective upon receipt by the Administrative Agent of (i) counterparts hereof (or facsimiles thereof) executed by the Borrower, the Subsidiaries listed below and the Required Lenders, (ii) the amendment fee referred to in clause (c) above and
                                                        ------ ---
(iii) a letter agreement executed by Otto Versand (GmbH & Co) and the Administrative Agent evidencing the obligations referred to in clause (b) above.
                                                               ----------

         The Borrower agrees to pay on demand all reasonable expenses of the Arrangers and the Administrative Agent (including the fees and reasonable out-of-pocket expenses of counsel to the Arrangers and the Administrative Agent), in connection with the negotiation, preparation, execution and delivery of this Waiver Letter and of each other Loan Document executed in connection with this Waiver Letter as may from time to time hereafter be required, whether or not the transactions contemplated hereby are consummated.

         This Waiver Letter shall be governed by the laws of the State of Illinois applicable to contracts made and to be performed entirely within such State.

Spiegel, Inc.
November 9, 2001
Page 3



     Please acknowledge your agreement to the foregoing by signing and returning a counterpart hereof to the Administrative Agent.

                                       DEUTSCHE BANK AG, NEW YORK BRANCH,
                                       Individually and as Administrative Agent


                                       By:/s/ Hans-Josef Thiele
                                         --------------------------------------
                                       Name: Hans-Josef Thiele
                                             ----------------------------------
                                       Title: Director
                                              ---------------------------------


                                       By: /s/ Stephan G. Peetzen
                                           ------------------------------------
                                       Name:Stephan G. Peetzen
                                            -----------------------------------
                                       Title: Director
                                              ---------------------------------


                                       ABN AMRO BANK N.V., as a Lender


                                       By:/s/ John E. Robertson
                                          -------------------------------------
                                       Name: John E. Robertson
                                             ----------------------------------
                                       Title: Group Vice President
                                              ---------------------------------


                                       By:/s/ Peter J. Hallan
                                          -------------------------------------
                                       Name: Peter J. Hallan
                                             ----------------------------------
                                       Title: Vice President
                                              ---------------------------------

                                       BANCA COMMERCIALE ITALIANA, NEW
                                       YORK BRANCH, as a Lender


                                       By: /s/ Charles Dougherty
                                           ------------------------------------
                                       Name: Charles Dougherty
                                             ----------------------------------
                                       Title: Vice President
                                              ---------------------------------


                                       By: /s/ J. Dickerhof
                                           ------------------------------------
                                       Name: J. Dickerhof
                                             ----------------------------------
                                       Title: Vice President
                                              ---------------------------------

Spiegel, Inc.
November 9, 2001
Page 4



                                     BANK OF AMERICA, N.A., as a Lender


                                     By:/s/Timothy H. Spanos
                                           ------------------------------------
                                     Name: Timothy H. Spanos
                                           ------------------------------------
                                     Title:Managing Director
                                           ------------------------------------

Spiegel, Inc.
November 9, 2001
Page 5



                                 THE BANK OF NEW YORK, as a Lender


                                 By:/s/ Charlotte Sohn Fuiks
                                   ----------------------------------------
                                 Name: Charlotte Sohn Fuiks
                                       ------------------------------------
                                 Title: Vice President
                                        -----------------------------------

                                 BAYERISCHE HYPO UND VEREINSBANK AG,
                                 as a Lender


                                 By:/s/ A. von der Lahr
                                 ------------------------------------------
                                 Name: A. von der Lahr
                                       ------------------------------------
                                 Title: Senior Vice President
                                        -----------------------------------



                                 By:/s/ A. Neuheuser
                                 -------------------
                                 Name: A. Neuheuser
                                       ------------
                                 Title: Vice President
                                        --------------


                                 BANKGESELLSCHAFT BERLIN AG, as a
                                 Lender


                                 By: ______________________________________
                                 Name: ____________________________________
                                 Title: ___________________________________



                                 COMMERZBANK AG, NEW YORK AND
                                 GRAND CAYMAN BRANCHES, as a Lender

                                 By:/s/ Albert Morrow
                                 ------------------------------------------
                                 Name: Albert Morrow
                                 ------------------------------------------
                                 Title: Assistant Treasurer
                                 ------------------------------------------


                                 By:/s/ Mark Monson
                                        -----------------------------------
                                 Name: Mark Monson
                                       ------------------------------------
                                 Title: Vice President
                                        -----------------------------------

Spiegel, Inc.
November 9, 2001
Page 6


                                       CREDIT LYONNAIS NEW YORK BRANCH, as
                                       a Lender


                                       By: /s/ Genevieve Leruth
                                           ------------------------------------
                                       Name:   Genevieve Leruth
                                               --------------------------------
                                       Title:  Vice President
                                               --------------------------------


                                       CREDIT SUISSE FIRST BOSTON, as a Lender


                                       By: /s/ Bill O' Daly
                                           ------------------------------------
                                       Name:   Bill O'Daly
                                               --------------------------------
                                       Title:  Vice President
                                               --------------------------------


                                       By: /s/ Cassandra Droogan
                                           ------------------------------------
                                       Name:   Cassandra Droogan
                                               --------------------------------
                                       Title:  Associate
                                               --------------------------------


                                       DEUTSCHE BANK AG NEW YORK AND/OR
                                       CAYMAN ISLAND BRANCHES, as a Lender


                                       By: /s/ Hans-Josef Thiele
                                           ------------------------------------
                                       Name:   Hans-Josef Thiele
                                               --------------------------------
                                       Title:  Director
                                               --------------------------------


                                       By: /s/ Stephan G. Peetzen
                                           ------------------------------------
                                       Name:   Stephan G. Peetzen
                                               --------------------------------
                                       Title:  Director
                                               --------------------------------


                                       DEN DANSKE BANK, as a Lender


                                       By: /s/ Bo Anderson  /s/ Lars Emmery
                                           ------------------------------------
                                       Name:   Bo Anderson      Lars Emmery
                                               --------------------------------
                                       Title:  Vice President   Vice President
                                               --------------------------------

Spiegel, Inc.
November 9, 2001
Page 7


                                           DG BANK DEUTSCHE
                                           GENOSSENSCHAFTSBANK AG, as a Lender


                                           By: /s/ Jochen Breitgens
                                               ---------------------------------
                                           Name: Jochen Breitgens
                                                 ------------------------------
                                           Title: Vice President
                                                  -----------------------------


                                           By: /s/ Dagmar Werner
                                               --------------------------------
                                           Name: Dagmar Werner
                                                 ------------------------------
                                           Title: Vice President
                                                  -----------------------------


                                           DRESDNER BANK AG, NEW YORK AND
                                           GRAND CAYMAN BRANCHES, as a Lender


                                           By: /s/ Gerd Lengfeld
                                               --------------------------------
                                           Name: Gerd Lengfeld
                                                 ------------------------------
                                           Title: Director
                                                  -----------------------------


                                           By: /s/ Ulrich Kahlow
                                               --------------------------------
                                           Name:  Ulrich Kahlow
                                                  -----------------------------
                                           Title: Vice President
                                                  -----------------------------


                                           THE HONGKONG AND SHANGHAI BANKING
                                           CORPORATION LIMITED, as Issuer


                                           By: /s/ Jeremy P. Bollington
                                               --------------------------------
                                           Name: Jeremy P. Bollington
                                                 ------------------------------
                                           Title: Senior Vice President
                                                  -----------------------------

Spiegel, Inc.
November 9, 2001
Page 8


                           HSBC BANK USA, as a Lender


                           By: /s/ Anne Serewicz
                               -------------------------------------------------
                           Name:   Anne Serewicz
                                  ---------------------------------------------
                           Title:  Senior Vice President
                                   ---------------------------------------------


                           LANDESBANK HESSEN-THURINGEN, as a
                           Lender


                           By: /s/ Fred Musch         /s/ Bernd Haeger
                               ---------------------  --------------------------
                           Name:   Fred Musch             Bernd Haeger
                                   -----------------  --------------------------
                           Title:  Vice President         Senior Vice President
                                   -----------------  --------------------------


                           MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as a
                           Lender


                           By: /s/ Barry K. Bergman
                               ---------------------  --------------------------
                           Name: Barry K. Bergman
                               ---------------------  --------------------------
                           Title: Vice President
                               ---------------------  --------------------------


                           NORDDEUTSCHE LANDESBANK GIROZENTRALE NEW YORK BRANCH AND/OR CAYMAN ISLAND BRANCH, as a Lender


                           By: /s/ Stephanie Finnen   /s/ Stephen K. Hunter
                               ---------------------  --------------------------
                           Name: Stephanie Finnen         Stephen K. Hunter
                                 -------------------      ----------------------
                           Title: Vice President          Senior Vice President
                                  ------------------      ----------------------

Spiegel, Inc.
November 9, 2001
Page 9

                                       WESTDEUTSCHE LANDESBANK
                                       GIROZENTRALE, NEW YORK BRANCH, as a
                                       Lender

                                       By: /s/ Martin Clements      /s/ Lars Kickstein
                                           ---------------------    -----------------------------
                                       Name:   Martin Clements          Lars Kickstein
                                               -------------            -------------------------
                                       Title:  Director                 Manager
                                               --------                 -------------------------


ACCEPTED AND AGREED
as of November 9, 2001


SPIEGEL, INC.


By: /s/ John R. Steele
---------------------------------
Title: Vice President, Treasurer
---------------------------------

EDDIE BAUER, INC.


By: /s/ John R. Steele
---------------------------------
Name:  John R. Steele
Title:  Treasurer


ULTIMATE OUTLET INC.


By: /s/ John R. Steele
---------------------------------
Name:  John R. Steele
Title:  Treasurer


NEWPORT NEWS, INC.


By: /s/ John R. Steele
---------------------------------
Name:  John R. Steele
Title:  Treasurer

Spiegel, Inc.
November 9, 2001
Page 10


DISTRIBUTION FULFILLMENT SERVICES, INC. (DFS)


By: /s/ John R. Steele
----------------------
Name:   John R. Steele
Title:  Treasurer

SPIEGEL PUBLISHING COMPANY



By: /s/ John R. Steele
----------------------
Name:   John R. Steele
Title:  Treasurer

SPIEGEL CATALOG, INC.



By: /s/ John R. Steele
----------------------
Name:   John R. Steele
Title:  Treasurer